SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 23, 2002
(Date of Report)

Central European Distribution Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-24341	54-1865271
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1343 Main Street, Suite 301, Sarasota Florida 34236
(Address of Principal Executive Offices)

Registrants telephone number, including area code: (941) 330-1558

Item 5.  Other Events.

On September 23, 2002, Central European Distribution Corporation issued a press release announcing that it signed a letter of intent to acquire Onufry Company, a major distributor of alcohol products in the north of Poland. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 23, 2002 regarding letter of intent to acquire Onufry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central European Distribution Corporation

Date: September 23, 2002	By:	/s/ James Archbold
James Archbold Secretary